Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

		Federal Tax I.D. #	51-0405729

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1A	X
Bank Account Information	MOR 1B	X
Copies of bank statements (See Notes to MOR)			X
Cash disbursements journals (See Notes to MOR)			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X	X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Taxes Reconciliation and Aging	MOR-5		X
Payments to Insiders and Professionals	MOR-6	X
Post Petition Status of Secured Notes, Leases Payable	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Randy L. Taylor	Date July 30, 2010
Signature of Authorized Individual*

Randy Taylor, Senior Vice President and Chief Financial Officer
Printed Name of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

		Federal Tax I.D. #	51-0405729

CORPORATE MONTHLY OPERATING REPORT

GENERAL:

The report includes activity as of December 20, 2009 and through May 31, 2010, for the following Debtors and related case numbers.

Debtor	Case Number	Debtor	Case Number

Radio Today Entertainment, Inc.	09-17441	NY Radio, LLC	09-17466
Citadel Broadcasting Corp.	09-17442	Oklahoma Radio Partners, LLC	09-17467
Alphabet Acquisition Corp.	09-17443	Radio Assets, LLC	09-17468
Atlanta Radio, LLC	09-17444	Radio License Holding I, LLC	09-17469
Aviation I, LLC	09-17445	Radio License Holding II, LLC	09-17470
Chicago FM Radio Assets, LLC	09-17446	Radio License Holding III, LLC	09-17471
Chicago License, LLC	09-17447	Radio License Holding IV, LLC	09-17472
Chicago Radio Assets, LLC	09-17448	Radio License Holding V, LLC	09-17473
Chicago Radio Holding, LLC	09-17449	Radio License Holding VI, LLC	09-17474
Chicago Radio, LLC	09-17450	Radio License Holding VII, LLC	09-17475
Citadel Broadcasting Company	09-17451	Radio License Holding VIII, LLC	09-17476
DC Radio Assets, LLC	09-17452	Radio License Holding IX, LLC	09-17477
DC Radio, LLC	09-17453	Radio License Holding X, LLC	09-17478
Detroit Radio, LLC	09-17454	Radio License Holding XI, LLC	09-17479
International Radio, Inc.	09-17455	Radio License Holding XII, LLC	09-17480
KLOS Radio, LLC	09-17456	Radio Networks, LLC	09-17481
KLOS Syndications Assets, LLC	09-17457	Radio Watermark, Inc.	09-17482
KLOS-FM Radio Assets, LLC	09-17458	San Francisco Radio Assets, LLC	09-17483
LA License, LLC	09-17459	San Francisco Radio, LLC	09-17484
LA Radio, LLC	09-17460	SF License, LLC	09-17485
Minneapolis Radio Assets, LLC	09-17461	WBAP-KSCS Acquisition Partner, LLC	09-17486
Minneapolis Radio, LLC	09-17462	WBAP-KSCS Assets, LLC	09-17487
Network Licenses, LLC	09-17463	WBAP-KSCS Radio Acquisition, LLC	09-17488
NY License, LLC	09-17464	WBAP-KSCS Radio Group, Ltd.	09-17489
NY Radio Assets, LLC	09-17465	WPLJ Radio, LLC	09-17490

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited and may not comply in all material respects with accounting principles generally accepted in the United States (“GAAP”). In addition, the financial statements and supplemental information contained herein represent condensed consolidated information.

The unaudited financial statements have been derived from the books and records of Citadel Broadcasting Corporation and its affiliated debtors and debtors in possession (collectively, the “Debtors”) only and do not reflect the financial activity or the financial position for non-debtor affiliates of Citadel Broadcasting Corporation. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and the Debtors believe that, upon application of such procedures, the financial information could be subject to change, which could be material. The information furnished in this report includes normal recurring adjustments but does not include all adjustments that would typically be made for financial information in accordance with GAAP. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial positions of the Debtors in the future.

Notes to MOR

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	OPER	PAYROLL	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	$115,035,428	$210,254	$6,142,890	$121,388,572

RECEIPTS
ACCOUNTS RECEIVABLE	59,546,776			59,546,776
TRANSFERS FROM OPERATIONS	(19,190,927)	19,190,574	353	—

TOTAL RECEIPTS	40,355,849	19,190,574	353	59,546,776

DISBURSEMENTS
NET PAYROLL		(12,956,631)		(12,956,631)
PAYROLL TAXES		(6,220,637)		(6,220,637)
OPERATING EXPENSES	(22,627,264)			(22,627,264)
RENT	(1,989,372)			(1,989,372)
INTEREST & DEBT RELATED CHARGES	(3,385,749)			(3,385,749)
PROFESSIONAL FEES	(1,158,329)			(1,158,329)

TOTAL DISBURSEMENTS	(29,160,714)	(19,177,268)	—	(48,337,982)

NET CASH FLOW	11,195,135	13,306	353	11,208,794

(RECEIPTS LESS DISBURSEMENTS)

CASH END OF MONTH	$126,230,562	$223,560	$6,143,243	$132,597,366

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN):

	Citadel Broadcasting Corporation	Citadel Broadcasting Company	Radio Assets, LLC	Radio Networks, LLC	Total
TOTAL MAY 2010 DISBURSEMENTS	$3,386,107	$21,192,535	$15,148,098	$8,611,243	$48,337,982

Notes:

Cash is received as described in the Debtors’ Motion for an Order Authorizing the Debtors to (A) Continue to Operate the Cash Management System; (B) Honor Certain Prepetition Obligations Related to the Cash Management System; (C) Continue to Invest Excess Funds in the Investment Account on an Interim Basis Notwithstanding Section 345(B) of The Bankruptcy Code; (D) Maintain Existing Business Forms; and (E) Grant Administrative Priority For Intercompany Claims and Perform Under Certain Intercompany Arrangements and Historical Practices (the “Cash Management Motion”) [Docket No. 5]. An order granting the Cash Management Motion was entered on February 3, 2010 [Docket No. 99].

Cash disbursements are centralized and are made by four Debtor entities for the benefit of all operating affiliates. The cash disbursements have been presented in a consolidated manner, with disbursements for each entity identified on the bottom of the schedule.

MOR-1A

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

				May 31, 2010
Debtor	Description	Bank	Acct #	Balance per Bank	Balance per G/L
Citadel Broadcasting Corporation	Corporation Account	Bank of America	****57878	$119,400	119,400
Radio Assets, LLC	Alphabet Acquisition Corp - Concentration Account	Bank of America	****57392	4,223,531	4,223,531
Radio Assets, LLC	Alphabet Acquisition Corp - Station Disbursement	Bank of America	****62467	794,677	(88,343)
Radio Networks, LLC	Radio Networks LLC - Network Disbursement	Bank of America	****62844	1,958,855	14,914
LA Radio, LLC	LA Radio, LLC-ZBA	Bank of America	****51876	—	—
Chicago Radio Assets, LLC	Chicago Radio Assets, LLC-ZBA	Bank of America	****30008	—	72,475
KLOS Syndications Assets, LLC	KLOS Syndications Assets, LLC-ZBA	Bank of America	****16875	—	—
KLOS - FM Radio Assets, LLC	KLOS - FM Radio Assets, LLC-ZBA	Bank of America	****51877	—	—
San Francisco Radio Assets, LLC	San Francisco Radio Assets, LLC-ZBA	Bank of America	****51886	—	324,638
Chicago Radio Assets, LLC	Chicago Radio Assets, LLC Lockbox-ZBA	Bank of America	****03141	—	44,327
Minneapolis Radio Assets, LLC	Minneapolis Radio Assets, LLC-ZBA	Bank of America	****73299	—	43,651
WPLJ Radio, LLC	WPLJ Radio, LLC-ZBA	Bank of America	****93174	—	30,389
NY Radio Assets, LLC	NY Radio Assets, LLC-ZBA	Bank of America	****93179	—	37,951
Detroit Radio, LLC	ABC Radio Detroit LLC - ZBA	Bank of America	****16433	—	244,116
Radio Networks, LLC	Radio Networks, LLC (Dallas) - ZBA	Bank of America	****72415	—	—
Chicago Radio Assets, LLC	Chicago FM Radio Assets, LLC - ZBA	Bank of America	****61925	—	42,200
WBAP-KSCS Assets, LLC	WBAP-KSCS Assets, LLC (Dallas)	Bank of America	****91381	—	—
Atlanta Radio, LLC	ABC Radio Atlanta, LLC (WKHX-FM and WYAY-FM Atlanta) - ZBA	Bank of America	****91527	—	20,671
Radio Networks, LLC	Radio Networks, LLC (Dallas) - ZBA	Bank of America	****01624	—	—
DC Radio Assets, LLC	DC Radio Assets, LLC - ZBA	Bank of America	****43886	—	50,140
Citadel Broadcasting Company	Company Concentration Account	Bank of America	****05912	2,085,184	2,303,608
Citadel Broadcasting Company	TN Utility Certificates of Deposit	Bank of America	****3665	20,800	20,800
Citadel Broadcasting Company	TN Utility Certificates of Deposit	Bank of America	****3678	—	—
Citadel Broadcasting Company	Las Vegas Disbursement	Bank of America	****62462	5,442,092	109,140
Citadel Broadcasting Company	Des Moines - ZBA	Bank of America	****10148	—	58,033
Citadel Broadcasting Company	New Orleans - ZBA	Bank of America	****10162	—	2,946
Citadel Broadcasting Company	Tuscaloosa - ZBA	Bank of America	****12914	—	—
Citadel Broadcasting Company	Albuquerque - ZBA	Bank of America	****05917	—	107,160
Citadel Broadcasting Company	Reno - ZBA	Bank of America	****05931	—	16,810
Citadel Broadcasting Company	Little Rock - ZBA	Bank of America	****05936	—	117,040
Citadel Broadcasting Company	Lafayette - ZBA	Bank of America	****05950	—	4,762
Citadel Broadcasting Company	Charleston - ZBA	Bank of America	****05974	—	4,136
Citadel Broadcasting Company	Oklahoma City - ZBA	Bank of America	****05993	—	151,975
Citadel Broadcasting Company	Boise - ZBA	Bank of America	****05998	—	3,680
Citadel Broadcasting Company	Tri-cities - ZBA	Bank of America	****06020	—	27,054
Citadel Broadcasting Company	Columbia - ZBA	Bank of America	****06044	—	421
Citadel Broadcasting Company	Birmingham - ZBA	Bank of America	****06063	—	54,273
Citadel Broadcasting Company	Nashville - ZBA	Bank of America	****06082	—	114,691
Citadel Broadcasting Company	Knoxville - ZBA	Bank of America	****06087	—	17,024
Citadel Broadcasting Company	Tucson - ZBA	Bank of America	****06100	—	145,751
Citadel Broadcasting Company	Chattanooga - ZBA	Bank of America	****06124	—	56,976
Citadel Broadcasting Company	Baton Rouge - ZBA	Bank of America	****06143	—	11,373
Citadel Broadcasting Company	Memphis - ZBA	Bank of America	****06148	—	167,000
Citadel Broadcasting Company	Modesto - ZBA	Bank of America	****06167	—	32,161
Citadel Broadcasting Company	New London - ZBA	Bank of America	****17313	—	26,620
Citadel Broadcasting Company	Dover (Portsmouth) - ZBA	Bank of America	****17339	—	274
Citadel Broadcasting Company	Buffalo - ZBA	Bank of America	****17342	—	24,766
Citadel Broadcasting Company	Kokomo - ZBA	Bank of America	****17355	—	—
Citadel Broadcasting Company	Harrisburg - ZBA	Bank of America	****17368	—	11,893
Citadel Broadcasting Company	Erie - ZBA	Bank of America	****17371	—	20,193
Citadel Broadcasting Company	Augusta - ZBA	Bank of America	****17397	—	2,658
Citadel Broadcasting Company	Portland - ZBA	Bank of America	****17407	—	61,389

MOR-1B

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

				May 31, 2010
Debtor	Description	Bank	Acct #	Balance per Bank	Balance per G/L
Citadel Broadcasting Company	Presque Isle - ZBA	Bank of America	****17410	—	—
Citadel Broadcasting Company	Providence - ZBA	Bank of America	****17423	—	160,470
Citadel Broadcasting Company	Worchester - ZBA	Bank of America	****17449	—	9,592
Citadel Broadcasting Company	New Castle (Muncie) - ZBA	Bank of America	****17452	—	—
Citadel Broadcasting Company	Binghamton - ZBA	Bank of America	****17465	—	5,528
Citadel Broadcasting Company	Wilkes Barre - ZBA	Bank of America	****17478	—	89,936
Citadel Broadcasting Company	Syracuse - ZBA	Bank of America	****17481	—	—
Citadel Broadcasting Company	Allentown - ZBA	Bank of America	****17494	—	17,722
Citadel Broadcasting Company	New Bedford - ZBA	Bank of America	****17504	—	17,807
Citadel Broadcasting Company	Springfield - ZBA	Bank of America	****38020	—	135
Citadel Broadcasting Company	Muskegon - ZBA	Bank of America	****21941	—	—
Citadel Broadcasting Company	Lansing - ZBA	Bank of America	****93979	—	4,057
Citadel Broadcasting Company	Saginaw - ZBA	Bank of America	****93995	—	3,552
Citadel Broadcasting Company	Grand Rapids - ZBA	Bank of America	****96840	—	1,210
Citadel Broadcasting Company	Concentration	US Bank	****57798	208,548	208,548
Citadel Broadcasting Company	Colorado Springs Depository	US Bank	****57806	—	84,418
Citadel Broadcasting Company	Salt Lake City Depository	US Bank	****57814	—	301,835
Citadel Broadcasting Company	Birmingham	Wachovia	****61601	154,781	154,781
Citadel Broadcasting Company	Tuscaloosa	Wachovia	****84273	94,361	94,391
Citadel Broadcasting Company	Harrisburg	Susquehanna Bank	****09801	57,842	57,842
Citadel Broadcasting Company	Birmingham Depository	First Commercial Bank	****173-3	19,443	5,008
Citadel Broadcasting Company	Kokomo	Harris, N.A.	****56039	32,015	41,456
Citadel Broadcasting Company	Muncie	Main Bank	****22283	12,164	15,463
Citadel Broadcasting Company	Erie	PNC Bank	****-8093	20,193	—
Citadel Broadcasting Company	Presque Isle	Key Bank	****04366	231,105	269,533
Minneapolis Radio Assets, LLC	Minneapolis KQRS	Wells Fargo	****04279	43,327	44,123
Citadel Broadcasting Company	Binghamton	M&T Bank	****00819	24,541	24,541
Citadel Broadcasting Corporation	Corporation Account	JP Morgan Chase	****58195	2,000	2,000
Citadel Broadcasting Company	Company Concentration	JP Morgan Chase	****58203	285,903	285,903
Citadel Broadcasting Company	Medical	JP Morgan Chase	****36015	10,069	15,144
Citadel Broadcasting Company	Medical	JP Morgan Chase	****58278	Not currently in use
Citadel Broadcasting Company	Controlled Disbursement	JP Morgan Chase	****58237	Not currently in use
Citadel Broadcasting Company	New Orleans Depository-ZBA	JP Morgan Chase	****58328	—	39,665
Citadel Broadcasting Company	Lafayette Depository-ZBA	JP Morgan Chase	****58310	—	—
Citadel Broadcasting Company	Baton Rouge Depository-ZBA	JP Morgan Chase	****58302	—	72,243
Radio Assets, LLC	Alphabet Acquisition Corp Concentration	JP Morgan Chase	****58286	Not currently in use
Radio Assets, LLC	Alphabet Acquisition Corp Controlled Disbursement	JP Morgan Chase	****58245	Not currently in use
Radio Networks, LLC	Radio Networks, LLC Network Controlled Disbursement	JP Morgan Chase	****58252	Not currently in use
Citadel Broadcasting Corporation	Investment Account	Bank of America	****9-1-0	114,302,733	114,302,733
Citadel Broadcasting Company	Medical Account - ZBA	Bank of America	****6129	27,038	20,903
Citadel Broadcasting Company	Medical	JP Morgan Chase	****32839	5,105
Citadel Broadcasting Corporation	Corporate Trading Account	Credit Suisse Securities (USA) LLC	****2N3FA	317	317
Radio Networks, LLC	Radio Network, LLC DDA Account (ESPN)	Bank of America	****58158	1,000,000	1,000,000
Citadel Broadcasting Corporation	Citadel Broadcasting Corporation Cash Collateral Account	JP Morgan Chase	****24881	3,073,935	3,073,935
Citadel Broadcasting Company	Collateral for Merchant Accounts	Bank of America	****56966	2,301,589	2,301,589
Citadel Broadcasting Company	Citadel Broadcasting Company Wood Escrow	JP Morgan Chase	****26951	160,084 160,000	160,084 160,000
Citadel Broadcasting Company	Utility Escrow Account	JP Morgan Chase	****15669	607,635	607,635
Radio Assets, LLC	Payroll	JP Morgan Chase	****58229	Not currently in use
Radio Assets, LLC	Radio Assets, LLC	Bank of America	****57397	46,970	46,907
Citadel Broadcasting Company	Las Vegas Payroll - ZBA	Bank of America	****5955	176,653	176,653
Citadel Broadcasting Company	Payroll Account	JP Morgan Chase	****58211	Not currently in use

MOR-1B

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

				May 31, 2010
Debtor	Description	Bank	Acct #	Balance per Bank	Balance per G/L
		Total accounts			$132,732,326
		Plus: Petty Cash			25,040
		Less: Long-term portion of escrow account classified as Other Assets			(160,000)

		Total Cash per balance sheet at May 31, 2010			$132,597,366

Note:

All of the Debtors’ bank account reconciliations have been performed and are current. Copies of the reconciliations are available upon request.

MOR-1B

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

Citadel Broadcasting Corporation

Statement of Operations

For the Month of May 2010 and Cumulative from December 20, 2009

UNAUDITED

	Month Ended	December 20, 2009 -
	May 31, 2010	May 31, 2010
REVENUES
Cash Revenues	$65,855,073	$309,922,964
Trade Revenue	1,943,414	8,313,978

Net Revenue	67,798,487	318,236,941

OPERATING EXPENSES
Advertising and Promotions	829,364	2,619,267
Bad Debts	(167,124)	870,743
Compensation and Benefits	22,637,443	119,237,941
Depreciation and Amortization	2,246,712	12,325,415
General and Administrative	4,530,247	25,932,523
Programming Costs	6,689,916	35,565,924
Real Estate, Property, and Other Taxes	1,015,260	2,811,345
Rent	1,688,955	9,303,436
Payroll Taxes	1,386,467	8,496,565
Trade Expenses	1,757,316	8,069,310
Utilities	1,387,494	7,698,149

Total Operating Expenses	44,002,050	232,930,617

Operating Income	23,796,437	85,306,325

Interest Expense, Net	3,713,917	19,212,758
Reorganization Items	20,788,895	37,485,688

Income (Loss) Before Taxes	(706,375)	28,607,879
Income Taxes	4,033,840	5,063,554

Net Income (Loss)	$(4,740,215)	$23,544,324

MOR-2

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

Citadel Broadcasting Corporation

Balance Sheets

As of May 31, 2010, April 30, 2010 and December 20, 2009

UNAUDITED

	May 31, 2010	Prior Reporting Month April 30, 2010	Petition Date December 20, 2009
ASSETS
CURRENT ASSETS
Cash (1)	$132,597,366	$121,388,572	$49,145,742
Accounts Receivable	144,089,419	128,891,493	152,803,370
Prepaid Expenses and Other Current Assets	12,827,509	18,788,104	21,145,807

Total Current Assets	289,514,294	269,068,169	223,094,919

PROPERTY & EQUIPMENT
Real Property and Improvements	159,666,047	159,776,361	159,591,386
Towers and Transmitters	185,862,785	193,457,661	194,037,797
Furniture, Fixtures and Office Equipment	29,340,223	30,258,029	30,089,492
Leasehold Improvements	35,503,588	35,632,463	35,662,820
Vehicles	9,028,556	9,298,696	9,146,329
Less: Accumulated Depreciation	(222,714,143)	(230,049,556)	(227,592,742)

Total Property and Equipment (Net)	196,687,056	198,373,654	200,935,082

OTHER ASSETS
FCC Licenses	598,457,766	598,457,766	598,457,766
Goodwill	321,975,708	321,975,708	321,975,708
Other Intangibles	18,627,650	19,874,509	24,552,113
Other Non Current Assets	49,537,997	49,501,219	48,796,200

Total Other Assets	988,599,121	989,809,202	993,781,788

Total Assets	$1,474,800,471	$1,457,251,025	$1,417,811,789

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$5,488,892	$3,064,319	$1,774,066
Taxes Payable (refer to FORM MOR-4)	2,185,802	1,538,349	1,378,237
Compensation and Benefits Payable	13,933,190	11,811,916	10,805,645
Deferred Tax Liability	185,579,670	181,798,753	180,390,310
Other Liabilities	35,386,110	22,211,110	11,953,046

Total Liabilities Not Subject to Compromise	242,573,664	220,424,447	206,301,304

LIABILITIES SUBJECT TO COMPROMISE
AP and Accrued Liabilities	77,590,170	77,661,641	76,779,522
Notes Payable	2,144,387,154	2,144,387,154	2,148,397,154
Convertible Notes	48,310,000	48,310,000	48,310,000

Total Liabilities Subject to Compromise	2,270,287,324	2,270,358,795	2,273,486,676

Total Liabilities	2,512,860,988	2,490,783,242	2,479,787,980

SHAREHOLDERS’ EQUITY (DEFICIT)
Common Stock	2,942,376	2,942,589	2,940,884
Treasury Stock	(344,375,729)	(344,375,729)	(344,370,551)
Additional Paid-In Capital	2,448,186,604	2,447,974,476	2,446,871,568
Retained Deficit - Pre-Petition (2)	(3,168,358,092)	(3,168,358,092)	(3,167,418,092)
Retained Earnings - Post-petition	23,544,324	28,284,539	0

Shareholders’ Deficit	(1,038,060,517)	(1,033,532,217)	(1,061,976,191)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$1,474,800,471	$1,457,251,025	$1,417,811,789

Notes:

(1)	The Cash balance includes Restricted Cash of $6,143,243 at 5/31/10, $6,142,890 at 4/30/10, and $6,470,035 at 12/20/09.
(2)	The Retained Deficit - Pre-Petition balance at 3/31/10 was adjusted to reflect final adjustments related to the year-end audit.

MOR-3

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

STATUS OF POST-PETITION TAXES

The Debtors have paid and are paying all undisputed post petition taxes as they come due.

The Debtors have paid and are paying prepetition taxes in accordance with the Order (A) Authorizing, but not Directing, the Debtors to Pay Taxes and Fees and (B) Authorizing Financial Institutions to Honor All Related Checks and Electronic Payments Requests (the “Tax Order”) which was entered on February 3, 2010 [Docket No. 102].

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61+	Total
Accounts Payable	$3,031,498	$930,940	$975,647	$550,807	$5,488,892

The Debtors are paying all undisputed amounts that come due on a post-petition basis in the ordinary course of business. The Debtors have sufficient cash to pay their post-petition obligations in the ordinary course as they come due.

MOR-4

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the month	$137,403,343
Plus: Amounts billed during the period	82,691,679
Less: Amounts collected during the period	(59,546,776)
Less: Bad Debt Write-offs	(261,110)
Plus/Less: Increase (Decrease) in Other Accounts Receivable	(8,061,886)

Total Accounts Receivable at the end of the month	$152,225,251

Accounts Receivable Aging	Total
0 - 30 days old	$65,448,100
31 - 60 days old	40,001,009
61 - 90 days old	24,883,873
91+ days old	11,846,700

Total Trade Accounts Receivable	142,179,682
Other Accounts Receivable (1)	10,045,569

Total Accounts Receivable	152,225,251
Less: Bad Debts (Amount considered uncollectible)	(8,135,832)

Net Accounts Receivable at May 31, 2010	$144,089,419

Note:

(1) Other Accounts Receivable represents items other than standard trade receivables, including unbilled receivables, income tax receivables, barter receivables, amounts due pursuant to the Debtors' national representation agreement, and amounts due from content providers on account of sales of advertising.

MOR-5

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

PAYMENTS TO INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Ellis, Jesse	Compensation	$6,333	$34,851
Ellis, Judith	Compensation	47,365	241,353
Forstmann, J. Anthony	Directors Fees	7,010	32,010
Mayer, Kenneth R.	Compensation	16,156	99,720
Miles, Michael A.	Directors Fees	2,381	32,381
Orr, Jacquelyn J.	Compensation	27,713	141,245
Regan, Michael J.	Directors Fees	—	30,060
Reifenheiser, Thomas	Directors Fees	—	27,500
Rosso, John J.	Compensation	30,486	176,018
Smith, Wayne T.	Directors Fees	1,797	31,797
Stratford, Patricia	Compensation	15,841	88,700
Suleman, Farid	Compensation	99,938	505,602
Taylor, Randy	Compensation	31,714	169,266

TOTAL PAYMENTS TO INSIDERS		$286,734	$1,610,502

PAYMENTS TO PROFESSIONALS

NAME	AMOUNT PAID	TOTAL PAID TO DATE
Alvarez & Marsal North America	$157,450	$721,548
Chanin Capital Partners	350,702	350,702
Deloitte Tax LLP	—	365,230
Deloitte & Touche LLP	—	163,867
FTI Consulting Inc	148,605	727,540
Kelley Drye & Warren LLP	—	62,468
Kirkland & Ellis LLP	425,350	1,275,523
Kurtzman Carson Consultants	—	2,391,373
Moelis & Co LLC	—	535,798
Quinn Emanuel Urquhart & Sullivan LLP	—	25,096
Simpson Thacher & Bartlett LLP	251,371	470,266
Stroock & Stroock & Lavan LLP	224,828	705,639

TOTAL PAYMENTS TO PROFESSIONALS	$1,558,305	$7,795,050

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION
JP Morgan Chase Bank	$3,385,749	$3,385,749	$512,007

TOTAL PAYMENTS		$3,385,749	$512,007

Notes:

In the schedule of payments to professionals, the Debtors have not included amounts paid to or incurred by Ordinary Course Professionals (the “OCPs”). Amounts paid include invoices applied to pre-petition retainers.

The schedule of Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments includes all payments made pursuant to the Interim Order Pursuant to 11 U.S.C. §§ 361 and 363 (A) Authorizing Use of Cash Collateral, (B) Granting Adequate Protection to Prepetition Secured Parties and (C) Scheduling a Final Hearing (the “Interim Cash Collateral Order”) [Docket No. 22] which was entered on December 21, 2009, with the exception of payments to the secured lenders' professionals, which are included on the schedule of payments to professionals.

The unpaid post-petition amount included in the schedule of Post Petition Secured Lenders represents a portion of May 2010 interest that is due in June 2010.

MOR-6

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	May 31, 2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes / No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	No

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	No

3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?	No

4.	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	No

5.	Is the Debtor delinquent in paying any insurance premium payment?	No

6.	Have any payments been made on pre-petition liabilities this reporting period?	Yes

7.	Are any post petition receivables (accounts, notes or loans) due from related parties?	No

8.	Are any post petition payroll taxes past due?	No

9.	Are any post petition State or Federal income taxes past due?	No

10.	Are any post petition real estate taxes past due?	No

11.	Are any other post petition taxes past due?	No

12.	Have any pre-petition taxes been paid during this reporting period?	Yes

13.	Are any amounts owed to post petition creditors delinquent?	No

14.	Are any wage payments past due?	Yes

15.	Have any post petition loans been received by the Debtor from any party?	No

16.	Is the Debtor delinquent in paying any U.S. Trustee fees?	No

17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?	No

18.	Have the owners or shareholders received any compensation outside of the normal course of business?	No

Explanations for “Yes” responses:

6.	The Debtors have made court-approved payments on pre-petition liabilities during the current reporting period.

12.	The Debtors have made court-approved tax payments on pre-petition liabilities during the current reporting period.

14.	The Debtors received authority from the Bankruptcy Court to pay certain employee wages in amounts not exceeding $10,950 [See Order Authorizing, but not Directing, Debtors (A) to Pay Certain Prepetition Wages and Reimbursable Employee Expenses, (B) to Pay and Honor Employee Medical and Other Benefits and (C) To Continue Employee Benefits Programs and Authorizing Financial Institutions to Honor all Related Checks and Electronic Payment Requests (Docket No. 100)]. Certain amounts owing to employees in excess of $10,950 remain unpaid.

MOR-7